Exhibit 99.1

Old Second Bancorp, Inc. AUGUST 2007 136TH ANNIVERSARY NASDAQ: OSBC

Bill Skoglund Jim Eccher Chairman, President & CEO Chief Operating Officer Old Second Bancorp, Inc. Old Second Bancorp, Inc. 630-906-5483 630-966-2433

Forward-looking Statements In addition to historical information, this presentation contains forward-looking statements, which are subject to certain risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of Old Second’s operations. Forward-looking statements generally include words such as believes, expects, anticipates and other similar expressions. Stockholders should note that many factors could affect the future financial results of Old Second, causing those results to differ materially from those expressed in this presentation. These factors include operating, legal and regulatory risks; economic, political and competitive forces impacting our business; risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; volatility in interest rates; and other risks and uncertainties which are summarized in our SEC filings. Old Second undertakes no obligation to publicly revise or update these forward-looking statements to reflect events that arise after this presentation. Statements in this presentation may also include adjusted non-GAAP financial measures governed by Regulation G. Generally, we believe that these measures and ratios provide users of our financial information a more accurate view of the performance of the interest-earning assets and interest-bearing liabilities and of our operating efficiency for comparative purposes with other financial holding companies. The reconciliation of each non-GAAP presentation is included herein. and Non-GAAP Disclosures

Illinois’ Largest Cities (Excluding Chicago) as of 7/1/05 98,645 112,685 115,668 136,208 141,600 152,916 168,181 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 Elgin Peoria Springfield Joliet Naperville Rockford Aurora

Illinois’ Fastest Growing Cities: Net Gain 2000-2005 9,893 (73.4%) 11,929 (207%) 11,984 (21.3%) 12,897 (10%) 14,898 (112.3%) 15,262 (72.2%) 25,073 (17.5%) 29,338 (27.5%) 0 5,000 10,000 15,000 20,000 25,000 30,000 Oswego Huntley Bolingbrook Naperville Plainfield Romeoville Aurora Joliet

Illinois’ Fastest Growing Counties by % Population Growth, 2000-2005 (%) and 2005 Population (In Thousands) Source: U.S. Census Bureau 2005 Pop: 80 642 482 304 703 929 5,304 44.1% 26.5% 18.3% 16.2% 8.3% 2.5% -1.4% -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Kendall Will Kane McHenry Lake DuPage Cook

Single Family Construction Building Permits Source: CityData.com Population (in thousands) 2006 2005 2004 2003 2002 Aurora 168 646 989 843 836 1067 Naperville 142 364 407 481 614 671 Plainfield 13 998 1407 1320 1449 947 Joliet 136 1520 2018 1625 1687 1836 Oswego 13 679 734 620 649 356 Yorkville 6 809 588 474 388 299 Elgin 98 1077 1262 563 179 265 Total 576 6093* 7405 5926 5802 5441 *2006 Permits down 18% from 2005

Single Family Construction Building Permits Source: CityData.com Population (in thousands) 2006 2005 2004 2003 2002 Plano 6 465 678 429 24 2 Sugar Grove 4 174 197 290 293 385 Elburn 3 138 166 173 177 30 Sycamore 12 261 406 247 235 178 DeKalb 39 213 332 165 166 152 Total 64 1251* 1779 1304 895 747 *2006 Permits down 30% from 2005

Single Family Construction Building Permits for Cities over 75,000 in Population Source: CityData.com Population (In Thousands) 2006 2005 2004 2003 2002 Rockford 150 276 347 219 226 280 Peoria 113 240 301 318 291 352 Springfield 111 219 279 366 341 316 Waukegan 88 66 217 76 85 146 Cicero 85 0 0 0 0 0 Decatur 81 195 47 101 268 35 Arlington Hts. 75 64 83 115 78 39 Schaumburg 75 31 127 57 22 92 Total 690 1091* 1401 1252 1311 1260 *2006 Permits down 22% from 2005 Chicago 2986 1415** 1507 1087 1023 754 **2006 permits down 6% from 2005

NE Illinois Planning Commission Population Forecasts (as of 9/27/06) 77.14% 72,888 167,375 94,487 Elgin 666.54% 18,370 21,126 2,756 Elburn 3,217.25% 14,542 14,994 452 Burlington 31.58% 7,536 31,402 23,866 Batavia 33.78% 48,017 190,167 142,150 Aurora (excl. Kend.) 1,505.07% 58,833 62,742 3,909 Sugar Grove 404.25% 31.46% 52,706 8,775 65,744 36,671 13,308 27,896 Plainfield St. Charles 33.36% 95.50% 35,227 10,109 140,824 20,694 105,597 10,585 Joliet North Aurora 77.79% 314,345 718,464 404,119 Kane Cty. 11.01% 99,541 1,003,702 904,161 DuPage Cty. %Change Difference 2030 2000

Old Second Kane County 10.54% 9.49% 9.70% 11.30% 13.41% 15.98% 17.72% 5/3 4.14% 1.70% 8.55% 10.54% 18.44% % Mkt 2005 4.37% 1.67% 8.64% 11.61% 17.97% % Mkt 2004 4.81% 1.59% 9.48% 10.59% 17.34% % Mkt 2003 5.00% 1.68% 8.82% 10.49% 17.21% % Mkt 2002 5.52% 1.55% 8.92% 10.82% 16.19% % Mkt 2001 5.35% 1.52% 10.62% 10.80% 15.07% % Mkt 2000 4.11% 1st Am 8.28% MidAm 8.75% JPM/Chase 10.14% Harris 17.86% O2 % Mkt 2006 Remaining 41 banks each have less than 4% share of Kane County market. Deposit Market Share

Old Second Kendall County Deposit Market Share 14.52% 14.36% 13.77% 13.38% 12.79% 12.42% 12.54% Castle 6.15% 7.68% 8.79% 14.27% 33.46% % Mkt 2005 6.06% 7.52% 9.89% 15.49% 32.39% % Mkt 2004 6.69% 7.54% 11.57% 15.93% 30.21% % Mkt 2003 8.09% 7.29% 12.15% 16.38% 28.53% % Mkt 2002 10.03% 7.24% 5.47% 15.66% 25.67% % Mkt 2001 11.17% 8.14% 5.98% 10.11% 24.40% % Mkt 2000 6.48% 5/3 7.41% Union 8.44% Harris 11.95% OswgoC 33.10% O2 % Mkt 2006 Remaining 8 banks each have less than 6% share of Kendall County market.

Total Assets as of period-end 10.8% Average Growth $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Millions 2002 2003 2004 2005 2006 Jun-07

Total Loans as of period-end 12.9% Average Growth $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 Millions 2002 2003 2004 2005 2006 Jun-07

Loan Mix June 2006 June 2007 as of period-end 7% 2% 31% 32% 9% 19% Commercial & Industrial Commercial Real Estate Construction & Development Residential Home Equity Lines Consumer 23% 5% 1% 9% 30% 32%

Net Charge-Offs The peer group consists of the Midwest banks of $1 billion to $5 billion. to Average Loans -0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 1998 1999 2000 2001 2002 2003 2004 2005 2006 Jun-07 OSBC Peer

Non-Performing Loans The peer group consists of the Midwest banks of $1 billion to $5 billion. to Loans 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1998 1999 2000 2001 2002 2003 2004 2005 2006 Jun- 07 OSBC Peer

Total Deposits 9.6% Average Growth as of period-end $0 $500 $1,000 $1,500 $2,000 $2,500 Millions 2002 2003 2004 2005 2006 Jun-07

Deposit Mix June 2006 June 2007 as of period-end 13% 21% 14% 31% 15% 6% Noninterest- bearing Savings NOW Accounts Money Market CD's less than $100,000 CD's $100,000 or more 12% 29% 18% 11% 25% 5%

Net Interest Margin Reconciliations of non-GAAP disclosures are available in public filings linked at oldsecond.com. The peer group consists of the Midwest banks of $1 billion to $5 billion. 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 2003 2004 2005 2006 Jun-07 OSBC Peer

Return on Equity The peer group consists of the Midwest banks of $1 billion to $5 billion. 0% 5% 10% 15% 20% 25% 2003 2004 2005 2006 Jun-07 OSBC Peer

Earnings Per Share 9.3% Average Growth Diluted Basis $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2001 2002 2003 2004 2005 2006

Peer Comparison Midwest: Banks with assets between $1 billion and $5 billion in Midwest. Illinois: Publicly-traded bank holding companies in Illinois. National $1-$5b: Banks with assets between $1 billion and $5 billion. 0.16% 0.25% 0.20% 0.00% Charge-offs/Avg. Loans 0.68% 1.15% 1.04% 0.26% NPL % of loans 62.08% 63.30% 64.20% 65.24% Efficiency ratio 3.87% 3.05% 3.49% 3.09% Net interest margin 1.00% 0.87% 0.88% 0.94% Return on assets 10.82% 10.76% 9.98% 14.91% Return on equity National $1-$5b Midwest$1-$5b OSBC Illinois

Stock Comparison 58.74% 51.88% 30.96% -40% -20% 0% 20% 40% 60% 80% 100% Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 OSBC Nasdaq Banks S&P 500

Strategic Business Initiatives 1) Trust Preferred/Tender Offer 2) Headcount reductions resulting in 8% cut in salaries and benefits 3) Eliminated pension costs 4) Consolidation of bank charters 5) Slowed de novo branch expansion in 2007 6) Implemented new tax strategy 7) Merged O2 Mortgage into bank 8) Implemented new strategic staffing models 9) Closed 3 branch offices & 2 mortgage offices 10) Consolidated operations/back room functions 11) Restructured Retail Banking 12)Expanded market areas in Kane, Will and DuPage counties

Strategic Objectives CLIENT FOCUS OBJECTIVE Expand Market Share *Continue to focus on attracting, in Branch Footprint retaining and developing top level talent Wealth Management *Expand Wealth Management through organic growth -Asset Management/Trust Services -Private Banking -Financial Planning/Brokerage Commercial Banking *Expand C & I Unit targeting middle market companies *Continue to focus on client retention and customer service *Expand Treasury Management Group

Strategic Objectives CLIENT FOCUS OBJECTIVE Retail Banking *Expand household penetration (Generated over 1100 new households in 2006) *Increase core deposits (Opened record total of 7500 new checking accounts) *Launched quality control program to improve customer service. Mortgage Banking *Implemented new pricing engine to improve profitability *Consolidated HELOC underwriting with residential underwriting *Relocating mortgage originators into branch network